Exhibit 99.1

                           Forward-looking statements

This presentation contains forward-looking statements regarding the Company's financial expectations for 2003 through 2004, the growth in health care costs in the US, the demand for disease management and ancillary benefits management services, and the Company's competitive advantages, among others. Such statements are based on current information and belief, and are not guarantees of future performance. Many factors could cause actual results to differ materially from those indicated by such forward-looking statements include a change in national health care policy, regulation, and/or reimbursement, lower than anticipated demand for disease management and ancillary services, increased competition, the Company's inability to execute additional contract or achieve its financial results, implementation and performance difficulties, and other risk factors detailed from time to time in the Company's periodic filings with the Securities and Exchange Commission.

                              Patient Infosystems:
                                 A Brief History

o Patient Infosystems (PATY) was founded in 1995 o Went Public 1996 o Initial focus on Disease Management o Acquired Health Desk On-Line 1999 o Acquired American CareSource (ACS) in December 2003 o PATY finished 2003 at $5.6 revenues (unaudited)
o Has evolved as a diversified health solutions company aimed at lowering costs while improving health outcomes

                                  Our Business

o Patient Infosystems helps its clients control health care costs, while at the same time improving the health and well being of the patients and beneficiaries served.
o Patients Infosystems controls costs by offering a national network of cost effective ancillary providers as well as disease management programs that reduce demand for services and focus on improving clinical outcomes

                                Our Product Lines
                              The Market Imperative

o    Healthcare costs in the U.S. represent $1.6 trillion/year and 14% of GNP
o Healthcare costs are projected to continue their double-digit increases over the next five years o Ancillary Services approach 20% of the healthcare market, or $320 billion/ year o Chronic illness accounts for 78% of all healthcare spending in the US o Payors struggle with how to control spiraling costs

                    The opportunity PATY brings to the market

o A cost effective network of ancillary providers can reduce ancillary expenses
o Disease management intervention can help patients manage their chronic illness and reduce utilization of costly hospital stays and emergency room visits

                           What is Disease Management?

o    Coordinates   interventions  and  communications  for  those  with  chronic conditions
o Supports the physician and patient with a plan of care o Emphasizes prevention of potential costly health complications o Uses evidence-based guidelines and behavioral change strategies o Evaluates clinical, humanistic and economic outcomes

                              CARE TEAM CONNECT(TM)
                                   for HEALTH
                        Model for Total Health Management

                               (graphic omitted)

                        CARE TEAM CONNECT(TM) for HEALTH
                          Disease Management Components

o    Claims-based Identification and Stratification
o    Asthma/ Diabetes/ Hypertension/ Congestive Heart Failure
o    Nurse Counselors and Health Care Counselors
o    Scheduled telephonic interventions
o    Clinical assessments and evaluation
o    Symptom assessments/ Self-care assessments/ Quality of Life assessments
o    Educational mailings
o    Personalized patient letters and mailings
o    Communications/Reports
o    Patient reports/ Physician reports/ Care Management reports
o    Outcomes management

                             Effectiveness Measures

o    Health care utilization
o    Disease status
o    Functional status
o    Quality of life
o    Treatment adherence and self-care practice
o    Education/knowledge
o    Motivation and program evaluation
o    Return on investment

                         Disease Management Competition

o    Public Companies

     o    American Healthways
     o    Matria
     o    Landacorp

o    Private Companies

     o    Lifemasters
     o    CorSolutions
     o    AirLogix
     o    Accordant (acquired by AdvancePCS)

                          PATY'S Competitive Advantage

o    Proprietary  integrated  information  systems  platform
o    Integration with client stakeholders and external systems
o    Focus on the entire population, not just the sickest 5%
o    Opt out enrollment
o    Dedicated account management and strong customer relationships
o    Strategic  partnerships  with the federal  government and the Institute for
     Healthcare   Improvement   supporting  the  national   Health   Disparities
     Collaboratives.
o Up to 44% reduction in reported number of hospitalizations; up to 33% reduction in ER visits; up to 50% reduction in missed days of work

                          What are Ancillary Services?

Ancillary services are one of the fastest growing components of healthcare costs. They represent the non-hospital and non-physician services.

 Bone Growth Stimulators        Orthotics and Prosthetics
 Chiropractic Services          Outpatient Therapy/Rehab.
 Diagnostic Imaging/Radiology   Pain Management
 Dialysis Services              Pharmacy
 Durable Medical Equipment      Respiratory Services
 Home Infusion Therapy          Sleep Studies
 Hospice Services               Podiatry
 Home Health Services           Sub-Acute & Skilled Nursing   Facilities
 Laboratory Services            Ambulatory Surgical Centers

                        ACS Ancillary Management Services

A full-spectrum of ancillary management solutions for both Workers' Compensation and Group Health clients. These add value by controlling both ancillary costs and quality of services in a manner customized to meet the specific needs of each client.

 National Network of Proprietary        Ancillary Claims Analysis
  Provider Contracts                    Customized Ancillary Networks
 Ancillary Out-of-Network Contract      Ancillary Network Management
  Negotiations                          Ancillary Reporting
 Claims Reimbursement                   Ancillary Electronic Claims
 Ancillary Systems Integration
 Ancillary Claims Management
 24/7 Ancillary Call Center

                          American CareSource Providers

National Ancillary Network of Proprietary Contracts with over 14,000 Providers.
                                (graphic omitted)

                           National Provider Contracts

        Includes many of the largest ancillary providers in the country.
                                Sample Providers

Academy Orthotic & Prosthetic Associates        National Seating & Mobility
Amedisys, Inc.                                  NMC Homecare
Apria Healthcare                                Novacare
Convalesent Services Inc.                       Nursefinders, Inc
Coram Healthcare                                NYDIC
Damadian MRI                                    Opnet, Inc.
Gentiva                                         Optioncare Inc.
Haworth Home Health                             Orthologic
Health Dimensions Rehabilitation Inc            OrthoScript, Inc.
                                                Pediatric Service Of America
Interim Health Care, Inc.                       PHM Diagnostics
Kentucky Independent Physical Therapy Network   Pomac/Prosthetic & Orthotic
                                                    Management
Kessler Rehabilitation Centers                  PTPN
Keystone Rehabilitation Systems, Inc.
Labcorp Inc.                                    Radnet Management, Inc
Manorcare Health Services, Inc.                 Soleus Healthcare Services
Matria Healthcare Inc.                          Southern Health Group
Matix Rehabilitation                            The Med Group
Maxim Healthcare Services                       Thera Kinetics Inc.
Medequip                                        US Physical Therapy
Medical Resources, Inc.                         Vital Care

                    Ancillary Benefits Management Competition

o No other company provides a comprehensive network across the multiple service lines of ACS
o Barriers to entry in building a national network provide "first to market" advantage

                               PATY Client Market

o        Self-Insured Employers
o        Managed Care Organizations
o        City, County and State Governments
o        Third Party Administrators
o        Union Health and Welfare Trust Funds
o        Preferred Provider Organizations
o        Employer coalitions

               Benefits of Working with PATY - An ACS illustration

o    National average for ancillary claims payment is 18% off billed charges.
o    ACS clients average 41% off billed charges for ancillary services
o    Value and Revenue Model example:
     o    100,000 employees incur $400 million/yr. in total healthcare claims
     o ACS current service categories capture 11% of the healthcare claims ($44,000,000) and ACS provider contracts capture an average of 30% of the $44,000,000.
     o    ACS revenue is $13.2M, $3.96M margin after provider payments
     o    ACS client saves $1-3M annually


                Benefits of working with PATY - A DM illustration

o    1000 employees incur $4 million in health care claims
o Client population averages 25% prevalence of chronic diseases addressed by PATY
o    Cost per chronically ill individual is twice that of rest of population
o Decreased utilization resulting from disease management intervention yields up to 10% saving, or up to $160,000

                             Historical PATY Revenue

                               (graphic omitted)

                                Historical EBITDA

                               (graphic omitted)

                             Debt and Equity Impact

                                          unaudited         estimated
                                          30-Sep-03         31-Dec-03
Short Term Debt
       Accrued Interest (on debt below)   1,169,762           56,107
       Borrowings from directors          6,330,648              -
       Borrowings from stockholders       1,815,474              -
       Line of Credit                     3,000,000              -
Long Term Debt
       Line of Credit                             -         3,000,000

Stockholders (deficit) equity            (9,503,778)        1,788,063

                             Opportunities for 2004

o    2004 begins with our base business from 2003 intact ($5.6M)
o    Added American CareSource revenues estimated at $5M
o    The ACS acquisition adds to our  product mix and sales opportunities
o    New contract opportunities for 2004 include:
o    State based Medicaid direct contracting
o    Contracting with payers
o    Self-insured employers
o    Federal contract opportunities


                                     Summary

Patient Infosystems is an exciting growth company that is well positioned in two of the fastest growing sectors in health care.

As patients moved out of hospitals into ambulatory and home care settings, the use of Ancillary providers is exploding---A $320 Billion market.

Disease Management presents the opportunity to manage the demand for health care services and reduce utilization by controlling the progression of chronic disease and coaching patients toward more cost-effective health care services--- A $600 Billion market.